Joint Venture Agreement	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity Method Investments And Joint Ventures [Abstract]
Joint Venture Agreement

Note 11. Joint Venture Agreement

In November 2011, we entered into an affiliation agreement with the Mayo Foundation for Medical Education and Research (“Mayo”) pursuant to which we agreed to form a joint venture with Mayo in May 2013 (to be funded by July 31, 2013 or such later date that we may negotiate with Mayo). The joint venture will take the form of a limited liability company, with each party initially holding fifty percent of the issued and outstanding membership interests of the new entity (the “JV”). In exchange for the membership interests in the JV, we will make capital contributions of $1.0 million (and potentially up to $6.0 million, subject to the joint venture entity’s achievement of certain operational milestones) over the next three years. In exchange for its membership interests, Mayo’s capital contribution will take the form of cash, staff, services, hardware and software resources, laboratory space and instrumentation, the fair market value of which will be approximately equal to $6 million. Mayo’s continued contribution will also be conditioned upon the JV’s achievement of certain milestones. We are currently negotiating an amendment to our agreement to fund the joint venture to extend the dates and our payment schedule.

Note 16. Joint Venture Agreement

On November 7, 2011, we entered into an agreement with the Mayo Foundation for Medical Education and Research (“Mayo”) pursuant to which we agreed to form a joint venture with Mayo in August 2012 (subsequently extended to March 31, 2013). The joint venture will take the form of a limited liability company, with each party initially holding fifty percent of the issued and outstanding membership interests of the new entity (the “JV”). In exchange for the membership interests in the JV, we will make a capital contribution of $6 million, to be paid over a three year period. In exchange for its membership interests, Mayo’s capital contribution will take the form of cash, staff, services, hardware and software resources, laboratory space and instrumentation, the fair market value of which will be approximately equal to $6 million. Mayo’s continued contribution will also be conditioned upon the JV’s achievement of certain milestones. In addition, on November 14, 2011, without any additional consideration, we granted Mayo 20,000 shares of our common stock, 13,200 of which shall initially be subject to certain forfeiture restrictions if the joint venture does not meet certain milestones. We applied accounting for share-based payments to non-employees and determined that a performance commitment for the 13,200 shares subject to restriction was not present at the date of grant and therefore the remaining shares will be valued and expensed as the restrictions lapse. We recorded expense of $150,000 during the fourth quarter of 2011 related to the 6,800 shares that were fully vested at the date of grant.